Exhibit 10.1

AGREEMENT REGARDING GUARANTEE AND INDEMNIFICATION

UNDERTAKINGS ALSO FOR THE THIRD-PARTY BENEFIT

between

Uniwheels Holding (Malta) Ltd., Sliema, Malta

and

Superior Industries International Germany AG, Frankfurt am Main, Germany

and

Superior Industries International Inc., Southfield, Michigan, United States of America

dated

March 23, 2017

Table of Content

§ 1 Indemnification Undertakings of the Offeror vis-à-vis the Offeree and for the Third-Party Benefit of the Third-Party Beneficiaries	5

§ 2 Guarantee Undertakings of the Offeror vis-à-vis the Offeree and for the Third-Party Benefit of the Third-Party Beneficiaries	6

§ 3 Guarantee Undertakings, Waiver and Release of the Guarantor vis-à-vis the Offeree and for the Third-Party Benefit of the Third-Party Beneficiaries	9

§ 4 Indemnification Undertakings of the Offeree vis-à-vis the Offeror and for the third-party benefit of the companies of the Uniwheels Group	10

§ 5 Guarantee Undertakings of the Offeree vis-à-vis the Offeror and for the third-party benefit of the companies of the Uniwheels Group	11

§ 6 Condition Precedent	12

§ 7 Confidentiality	12

§ 8 Notices	13

§ 9 Costs; Taxes	15

§ 10 Miscellaneous	15

§ 11 Governing Law and Arbitration	18

AGREEMENT REGARDING GUARANTEE

AND INDEMNIFICATION UNDERTAKINGS

(THE “AGREEMENT”)

between

1.	Uniwheels Holding (Malta) Ltd., 24 Regent House, Bisazza Street, Sliema SLM 1641, Malta, registered with the Registry of Companies of Malta under registration number C 30698, represented by the managing director Mrs. Beata Olejnik with sole power of representation

(“Offeree”)

2.	Superior Industries International Germany AG, c/o Intertrust (Deutschland) GmbH, Grüneburgweg 58-62, 60322 Frankfurt am Main, Germany, Commercial Register (Handelsregister) of the Local Court (Amtsgericht) of Frankfurt am Main, under No. HRB 107708, represented by Dr. Hartmut Krause on the basis of the power of attorney dated March 21, 2017

(“Offeror”)

3.	Superior Industries International Inc., 26600 Telegraph Road, Suite 400, Southfield, MI 48033, United States of America, represented by Donald J. Stebbins, Chief Executive Officer, with sole power of representation

(“Guarantor”)

(the Offeree, the Offeror and the Guarantor each individually a “Party”

and collectively the “Parties”)

and for the third-party benefit within the meaning of § 328(1) of the German Civil Code (echter Vertrag zu Gunsten Dritter) of any of the following third-party beneficiaries (echt Drittbegünstigte), without them being a party to this Agreement,

4.	Ralf Gunter Schmid, c/o Uniwheels Holding (Malta) Ltd., 24 Regent House, Bisazza Street, Sliema SLM 1641, Malta, registered with the Registry of Companies of Malta under registration number C 30698

(“Third-Party Beneficiary 1”)

5.	Michael Peter Schmid, c/o Uniwheels Holding (Malta) Ltd., 24 Regent House, Bisazza Street, Sliema SLM 1641, Malta, registered with the Registry of Companies of Malta under registration number C 30698

(“Third-Party Beneficiary 2”)

6.	Rasch Holding Ltd., Registered Office at: Belmont Chambers, P.O. Box 3443, Road Town, Tortola, British Virgin Islands, Register of International Business Companies / Number 523730

(“Third-Party Beneficiary 3”)

7.	Misch Holding Ltd., Registered Office at: Belmont Chambers, P.O. Box 3443, Road Town, Tortola, British Virgin Islands, Register of International Business Companies / Number 523731

(“Third-Party Beneficiary 4”)

8.	Beata Anna Olejnik, c/o Uniwheels Holding (Malta) Ltd., 24 Regent House, Bisazza Street, Sliema SLM 1641, Malta, registered with the Registry of Companies of Malta under registration number C 30698

(“Third-Party Beneficiary 5”)

9.	Heike Pfleger, c/o Uniwheels Holding (Malta) Ltd., Sliema, Schweizer Zweigniederlassung Meggen, Luzernerstrasse 8, 6045 Meggen, Switzerland

(“Third-Party Beneficiary 6”)

(the Third-Party Beneficiaries 1 through 6 each individually a “Third-Party Beneficiary”

and collectively the “Third-Party Beneficiaries”)

PREAMBLE

A.	On the date hereof and simultaneously herewith, the Parties conclude an Agreement regarding Mutual Irrevocable Undertakings (“Irrevocable”) (unless otherwise specified herein, the definitions therein also apply to this Agreement).

B.	The Offeree on the one hand, and the Uniwheels Group on the other hand, entertain, inter alia, the following legal relationships:

a.	the Offeree licenses trademark rights to the Uniwheels Group on the basis of agreements set forth in a table attached hereto as Annex B. (“Trademark Relationship”);

b.	the Offeree provides services to the Uniwheels Group on the basis of an agreement set forth in the table attached hereto as Annex B. (“Service Relationship”);

c.	the Offeree and the Third-Party Beneficiaries, as the case may be, entertain additional and formerly entertained additional, legal relationships with the Uniwheels Group, arising from or in connection with: direct and indirect shareholdings (direkter und indirekter Beteiligungsbesitz), memberships of corporate bodies (Organwalter), employment, advisory services, provision of loans, further service provisions, or any other kind of legal relationship (also if no written agreements exist) set forth in the table attached hereto as Annex B. (collectively “Additional and Former Relationships”).

C.	The Offeree and the Company reorganized the Trademark Relationship, the Service Relationship and the Additional and Former Relationships (collectively “Reorganization”) with a view to the Intended Transaction. The agreements concluded to effect the Reorganization are set forth in the table attached hereto as Annex B.

D.	The Offeror intends to undertake certain guarantee and indemnification undertakings vis-à-vis the Offeree with respect to the Trademark Relationship, the Service Relationship, the Additional and Former Relationships, the Reorganization and the Intended Transaction.

E.	The Guarantor intends to accede to this Agreement in order to assume certain guarantee undertakings and to declare a waiver.

NOW, THEREFORE, the Parties hereto agree as follows:

§ 1 Indemnification Undertakings of the Offeror vis-à-vis the Offeree

and for the Third-Party Benefit of the Third-Party Beneficiaries

(1)

The Offeror hereby undertakes, to the extent legally permissible, vis-à-vis the Offeree and for the third-party benefit within the meaning of § 328(1) of the German Civil Code (echter Vertrag zu Gunsten Dritter) of any of the Third-Party Beneficiaries (echte Drittbegünstigte) vis-à-vis any of the Third-Party-Beneficiaries to indemnify and hold harmless the Offeree and/or any of the Third-Party Beneficiaries (Freistellung) from and against any and all liabilities (whether known or unknown, present or future, actual or contingent, founded or unfounded), damages, losses and out-of-pocket costs and expenses (e.g. court and advisors fees) which are asserted by a company of the Uniwheels Group and arise out of or in connection with:

(a)	the Trademark Relationship; and/or

(b)	the Service Relationship; and/or

(c)	the Additional and Former Relationships; and/or

(d)	the Reorganization;

provided that any liability, damage, loss and/or out-of-pocket costs and expenses which is based on any action or omission occurring after signing of this Agreement is fully excluded.

(2)	Furthermore, the Offeror hereby undertakes, to the extent legally permissible, vis-à-vis the Offeree and for the third-party benefit within the meaning of § 328(1) of the German Civil Code (echter Vertrag zu Gunsten Dritter) of any of the Third-Party Beneficiaries (echte Drittbegünstigte) vis-à-vis any of the Third-Party-Beneficiaries to indemnify and hold harmless the Offeree and/or any of the Third-Party Beneficiaries (Freistellung) from and against any and all liabilities (whether known or unknown, present or future, actual or contingent, founded or unfounded), damages, losses and out-of-pocket costs and expenses (e.g. court and advisors fees) which relate to the assertion by a company of the Uniwheels Group or a shareholder of the Company based on the covenants undertaken in § 7(2)(g) of the Irrevocable and the compliance therewith.

§ 2 Guarantee Undertakings of the Offeror vis-à-vis the Offeree and for

the Third-Party Benefit of the Third-Party Beneficiaries

(1)	The Offeror hereby guarantees by way of an independent guarantee undertaking (verschuldensunabhängiges selbständiges Garantieversprechen) within the meaning of § 311(1) of the German Civil Code (Bürgerliches Gesetzbuch) vis-à-vis the Offeree and for the third-party benefit within the meaning of § 328(1) of the German Civil Code (echter Vertrag zu Gunsten Dritter) of any of the Third-Party Beneficiaries (echte Drittbegünstigte) vis-à-vis any of the Third-Party Beneficiaries that the following statements contained in this § 2(1) of this Agreement are accurate at the date hereof and at the Settlement Date:

(a)	The Offeror has been duly established and validly exists.

(b)	The Offeror has the unrestricted right, power, authority and capacity to execute and consummate this Agreement. The execution and consummation of this Agreement by the Offeror do not violate the articles of association or other corporate documents, as the case may be, or any other legal obligation of the Offeror.

(c)	No insolvency or similar proceedings have been, or have been threatened to be, opened or applied for regarding the assets of the Offeror.

(d)	This Agreement constitutes legal, valid and binding obligations of the Offeror enforceable in accordance with its terms.

(2)	The Offeror hereby guarantees by way of an independent guarantee undertaking (verschuldensunabhängiges selbständiges Garantieversprechen) within the meaning of § 311(1) of the German Civil Code (Bürgerliches Gesetzbuch), to the extent legally permissible, vis-à-vis the Offeree and for the third-party benefit within the meaning of § 328(1) of the German Civil Code (echter Vertrag zu Gunsten Dritter) of any of the Third-Party Beneficiaries (echte Drittbegünstigte) vis-à-vis any of the Third-Party Beneficiaries that the Uniwheels Group will not assert and/or enforce any claims, rights or other remedies against the Offeree and/or any Third-Party Beneficiary which might be raised by a company of the Uniwheels Group and arise out of or in connection with:

(a)	the Trademark Relationship; and/or

(b)	the Service Relationship; and/or

(c)	the Additional and Former Relationships; and/or

(d)	the Reorganization

except for any claim, right or other remedy which is based on any action or omission of the Offeree and/or any Third-Party Beneficiary occurring after signing of this Agreement.

(3)	The Offeror hereby guarantees (garantiert) vis-à-vis the Offeree and for the third-party benefit within the meaning of § 328(1) of the German Civil Code (echter Vertrag zu Gunsten Dritter) of any of the Third-Party Beneficiaries (echte Drittbegünstigte) vis-à-vis any of the Third-Party Beneficiaries the complete and punctual performance of any and all obligations of the Uniwheels Group vis-à-vis the Offeree and/or any Third-Party Beneficiary arising out of or in connection with:

(a)	the Trademark Relationship; and/or

(b)	the Service Relationship; and/or

(c)	the Additional and Former Relationships; and/or

(d)	the Reorganization

except for any obligation which is based on any action or omission Offeree and/or any Third-Party Beneficiary occurring after signing of this Agreement.

(4)	In the event of (i) an inaccuracy of any of the guarantee undertakings by the Offeror in § 2(1) of this Agreement and/or (ii) a breach of any of the guarantee undertakings of the Offeror in § 2(2) through § 2(3) of this Agreement, in each case irrespective of any responsibility (Verantwortlichkeit) on the Offeror’s part, the Offeror shall put the Offeree and/or any of the Third-Party Beneficiaries, as the case may be, in the same position it/they would be in had the guarantee undertaking(s) been accurate or were the guarantee undertaking(s) not breached, either by providing for such position in kind (Naturalrestitution), or, at the election of the Offeree and/or any Third-Party Beneficiary, as the case may be, by paying to the Offeree and/or any of the Third-Party Beneficiaries, as the case may be, an amount necessary to hold harmless (schadlos stellen) the Offeree and/or any of the Third-Party Beneficiaries, as the case may be, against all damages which it would not have suffered if the respective guarantee undertaking(s) had been accurate or were the guarantee undertaking(s) not breached (Schadensersatz in Geld). Unless provided otherwise herein, §§ 249 et seqq. of the German Civil Code (Bürgerliches Gesetzbuch) shall apply. Any damage or loss shall be indemnified only once, whether incurred by the Offeree and/or any of the Third Party Beneficiaries and/or whether or not such damage or loss gives rise or may give rise to more than one claim (no “double dip”).

§ 3 Guarantee Undertakings, Waiver and Release of the Guarantor vis-à-vis the Offeree

and for the Third-Party Benefit of the Third-Party Beneficiaries

(1)	The Guarantor hereby guarantees by way of an independent guarantee undertaking (verschuldensunabhängiges selbständiges Garantieversprechen) within the meaning of § 311(1) of the German Civil Code (Bürgerliches Gesetzbuch) vis-à-vis the Offeree and for the third-party benefit within the meaning of § 328(1) of the German Civil Code (echter Vertrag zu Gunsten Dritter) of any of the Third-Party Beneficiaries (echte Drittbegünstigte) vis-à-vis any of the Third-Party Beneficiaries that the following statements contained in this § 3(1) of this Agreement are accurate at the date hereof and at the Settlement Date:

(a)	The Guarantor has been duly established and validly exists.

(b)	The Guarantor has the unrestricted right, power, authority and capacity to execute and consummate this Agreement. The execution and consummation of this Agreement by the Guarantor do not violate the articles of association or other corporate documents, as the case may be, or any other legal obligation of the Guarantor.

(c)	No insolvency or similar proceedings have been, or have been threatened to be, opened or applied for regarding the assets of the Guarantor.

(d)	This Agreement constitutes legal, valid and binding obligations of the Guarantor enforceable in accordance with its terms.

(2)	The Guarantor hereby guarantees (garantiert) vis-à-vis the Offeree and for the third-party benefit within the meaning of § 328(1) of the German Civil Code (echter Vertrag zu Gunsten Dritter) of any of the Third-Party Beneficiaries (echte Drittbegünstigte) vis-à-vis any of the Third-Party Beneficiaries the complete and punctual performance of any and all obligations of the Offeror out of or in connection with this Agreement vis-à-vis the Offeree and/or any of the Third-Party Beneficiaries.

(3)	§ 2(4) of this Agreement shall apply mutatis mutandis in respect of § 3(1) of this Agreement.

(4)	To the extent legally permissible, the Guarantor hereby irrevocably waives and releases (verzichtet auf und erlässt) (“Waiver”) any and all potential known and unknown rights and claims and other remedies (whether present or future, actual or contingent) of the Guarantor against the Offeree and/or any of the Third-Party Beneficiaries, regardless on which legal basis they are made, arising out of or in connection with the Irrevocable, the Transactions and the Contract Initiation; any and all potential known and unknown rights and claims and other remedies (whether present or future, actual or contingent) of the Guarantor against the Offeree and/or any of the Third-Party Beneficiaries, regardless on which legal basis they are made, arising out of or in connection with the Irrevocable, the Transactions and the Contract Initiation shall be deemed paid, discharged and settled (abgegolten und erledigt). In case of any of the Third-Party Beneficiaries, which are no party to this Agreement, the above Waiver, if and to the extent it constitutes an in rem agreement (Verfügungsvertrag), shall be an undertaking of the Guarantor to the third-party benefit within the meaning of § 328(1) of the German Civil Code (echter Vertrag zu Gunsten Dritter) of any of the Third-Party Beneficiaries (echte Drittbegünstigte) vis-à-vis any of the Third-Party Beneficiaries with the same content to cease and desist and a covenant not to sue (pactum de non petendo).

§ 4 Indemnification Undertakings of the Offeree vis-à-vis the Offeror and

for the third-party benefit of the companies of the Uniwheels Group

Except for the items set forth in Exhibit § 4, the Offeree hereby undertakes, to the extent legally permissible, vis-à-vis the Offeror to indemnify and hold harmless the Offeror and, as third-party beneficiaries echte Drittbegünstigte) in the meaning of § 328(1) of the German Civil Code (echter Vertrag zu Gunsten Dritter) any of the companies of the Uniwheels Group, from and against any and all liabilities (whether known or unknown, present or future, actual or contingent), damages, losses and out-of-pocket costs and expenses (e.g. court and advisors fees) which are asserted by the Offeree and/or any Third-Party Beneficiary against a company of the Uniwheels Group arising out of or in connection with:

(1)	the Trademark Relationship; and/or

(2)	the Service Relationship; and/or

(3)	the Additional and Former Relationships; and/or

(4)	the Reorganization; and/or

(5)	any receivable outstanding at the Settlement Date under loans granted to any company of the Uniwheels Group by the Offeree and/or any of the Third-Party Beneficiaries,

except for such arising out of or in connection with any services or other performances (Leistungen) duly rendered, or based on other actions or omissions duly occurring, in the ordinary course of business after signing of this Agreement.

§ 5 Guarantee Undertakings of the Offeree vis-à-vis the Offeror and for

the third-party benefit of the companies of the Uniwheels Group

(1)	Except for the items set forth in Exhibit § 4, the Offeree hereby guarantees by way of an independent guarantee undertaking (verschuldensunabhängiges selbständiges Garantieversprechen) within the meaning of § 311(1) of the German Civil Code (Bürgerliches Gesetzbuch) vis-à-vis the Offeror and for the third-party benefit within the meaning of § 328(1) of the German Civil Code (echter Vertrag zu Gunsten Dritter) of any of the companies of the Uniwheels Group (echte Drittbegünstigte) that neither the Offeree nor any Third-Party Beneficiary will assert and/or enforce any claims, rights or other remedies against the Offeror and/or any company of the Uniwheels Group which might be raised by the Offeree or a Third-Party Beneficiary and arise out of or in connection with:

(a)	the Trademark Relationship; and/or

(b)	the Service Relationship; and/or

(c)	the Additional and Former Relationships; and/or

(d)	the Reorganization; and/or

(e)	any receivable outstanding at the Settlement Date under loans granted to any company of the Uniwheels Group by the Offeree and/or any of the Third-Party Beneficiaries.

except for such arising out of or in connetion with any services or other performances (Leistungen) duly rendered, or based on other actions or omissions duly occurring, in the ordinary course of business after signing of this Agreement.

(2)	Each of the Third-Party Beneficiaries has declared as of the date hereof, except as set out in such declaration, that he or she does not have any actual or contingent, present or future claim against the Offeror under § 1 of this Agreement. These declarations are attached hereto as Annex § 5.

(3)	In the event of an inaccuracy or breach of a guarantee undertaking by the Offeree given in § 5 of this Agreement, irrespective of any responsibility (Verantwortlichkeit) on the Offeree’s part, the Offeree shall put the Offeror and/or the respective company of the Uniwheels Group in the same position it would be in had the guarantee undertaking been accurate or unbreached, either by providing for such position in kind (Naturalrestitution), or, at the election of the Offeror, by paying to the Offeror or the respective company of the Uniwheels Group an amount necessary to hold harmless (schadlos stellen) the Offeror or the respective company of the Uniwheels Group against all damages which it would not have suffered if the respective guarantee undertaking had been accurate or were the guarantee undertaking not breached (Schadensersatz in Geld). Unless provided otherwise herein, §§ 249 et seqq. of the German Civil Code (Bürgerliches Gesetzbuch) shall apply.

§ 6 Condition Precedent

The effectiveness of § 1(1), § 2(2) and § 2(3), § 4 and § 5 of this Agreement shall be conditioned dependent on (aufschiebende Bedingung) the occurrence of the Settlement Date.

§ 7 Confidentiality

Each Party shall keep confidential and not disclose to any third party, other than any Member Third-Party Offeror Group, except for the Uniwheels Group, and any Member Third-Party Offeree Group, the content of this Agreement and any business and trade secrets and other confidential information regarding the other Party disclosed to it in connection with this Agreement or its consummation, except as expressly agreed upon with the other Party. Any press releases and other public communication in connection with this Agreement shall require the prior consent of the respective other Party. Notwithstanding the above, each Party may disclose any information as required in order to comply with applicable law, the rules and regulations of any stock exchange or an enforceable order of a court or public authority; provided, however, that the relevant Party shall, to the extent legally permissible and practicable, notify the other Party thereof in advance and seek to agree with it upon the content of the information. These confidentiality obligations shall also be for the third-party benefit within the meaning of § 328(1) of the German Civil Code (echter Vertrag zu Gunsten Dritter) of the Third-Party Beneficiaries (echte Drittbegünstigte) vis-à-vis any Third-Party Beneficiary.

§ 8 Notices

All notices, requests and other communication in connection with this Agreement shall be made in writing in the English language and shall be delivered personally or sent by registered mail (Einschreiben), telefax, via E-mail transmitted pdf copies of originals, or courier, to the addresses below or to such other addresses as may be specified by any Party to the other Parties in the same manner:

(1)	If to the Offeree,

(a)	to: Mrs. Beata Olejnik, Uniwheels Holding (Malta) Ltd., 24 Regent House, Bisazza Street, Sliema SLM 1641, Malta

E-Mail: olejnik@mt.uniwheels.com

Telefax-No. +356 21346996

(b)	with a copy to: Mr. Ralf Schmid, c/o Uniwheels Holding (Malta) Ltd., 24 Regent House, Bisazza Street, Sliema SLM 1641, Malta

E-Mail: rs@mt.uniwheels.com

Telefax-No. +356 21346996

(2)	If to the Offeror,

(a)	to: Andreas Grundhöfer

c/o Intertrust (Deutschland) GmbH,

Grüneburgweg 58-62,

60322 Frankfurt am Main,

Germany

(b)	with a copy to:

Donald J. Stebbins, Chief Executive Officer

Superior Industries International Inc.

26600 Telegraph Road,

Suite 400, Southfield, Michigan 48033, USA

Telefax-No. + 1 248-352 6989

Bruce Toth,

Winston & Strawn LLP

35 W. Wacker Drive

Chicago, IL 60601-9703, USA

Telefax-No. +1 312 558 5700

Dr. Hartmut Krause,

Allen & Overy LLP

Haus am OpernTurm

Bockenheimer Landstraße 2

60306 Frankfurt am Main, Germany

Telefax-No. +49 69 2648 5800

(3)	If to the Guarantor,

(a)	to: Donald J. Stebbins, Chief Executive Officer

Superior Industries International Inc.

26600 Telegraph Road,

Suite 400, Southfield, Michigan 48033, USA

Telefax-No. + 1 248-352 6989

(b)	with a copy to:

Bruce Toth,

Winston & Strawn LLP

35 W. Wacker Drive

Chicago, IL 60601-9703, USA

Telefax-No. +1 312 558 5700

Dr. Hartmut Krause,

Allen & Overy LLP

Haus am OpernTurm

Bockenheimer Landstraße 2

60306 Frankfurt am Main, Germany

Telefax-No. +49 69 2648 5800

or to such other recipients or addresses which may be notified by any Party to the other Parties in the future in writing. The requirement to provide copies to certain parties shall be for convenience purposes only and failure to send such copy shall not affect the validity of service of any notice.

The Offeree hereby irrevocably appoints

Dr. Heino Rück

SZA Schilling, Zutt & Anschütz Rechtsanwalts AG

Otto-Beck-Straße 11

68165 Mannheim, Germany

Telefax-No. +49 621 4257 296

and

Offeror and Guarantor hereby irrevocably appoint

Dr. Hartmut Krause

Allen & Overy LLP

Haus am OpernTurm

Bockenheimer Landstraße 2

60306 Frankfurt am Main

Germany

Telefax-No. +49 69 2648 5800

in each case as authorized recipient (Empfangsbevollmächtigter) and process agent (Zustellungsbevollmächtigter) for the receipt of any declarations of will and/or any other declarations and the services of process to be effected in any arbitration proceedings or proceedings before ordinary courts of law under or in connection with this Agreement.

§ 9 Costs; Taxes

(1)	Each Party shall bear its own costs, including advisor’s fees, arising in connection with the preparation, negotiation, execution and implementation of this Agreement or the fulfillment of the obligations stipulated herein.

(2)	As a precaution: (i) Any stamp duties, stock exchange taxes, value added taxes and transfer taxes (in particular, German real estate transfer tax (Grunderwerbsteuer)) arising out of or in connection with this Agreement shall be borne by the Offeror.

§ 10 Miscellaneous

(1)	Notwithstanding any and all other obligations arising out of or in connection with this Agreement, the Parties herewith agree that the Third-Party Beneficiary 1 shall not have any claims under this Agreement if and to the extent any company of the Uniwheels Group asserts specific performance in respect of a transfer of IP-Rights against the Third-Party Beneficiary 1 under an express stipulation agreed upon in the Reorganisation.

(2)	All Exhibits to this Agreement constitute a part of this Agreement. This Agreement and the Exhibits shall comprise the entire agreement between the Parties concerning the subject matter hereof. The defined terms used herein are set forth in Exhibit § 10 and shall have the meaning ascribed to them therein. Any prior oral or written agreements or letters of intent that relate to the subject matter hereof shall be superseded by this Agreement.

(3)	Any claims against the Offeree, the Offeror and/or the Guarantor out of or in connection with this Agreement shall be time-barred (verjährt) with the expiration of ten (10) years as of the Signing Date.

(4)	This Agreement shall not grant any rights to, and is not intended to operate for the benefit of, any third parties other than the Parties to this Agreement and the Third-Party Beneficiaries.

(5)	Any amendments to this Agreement (including amendments to this paragraph) shall be valid only if made in writing, unless another form is required by mandatory law; § 127(2) of the German Civil Code (Bürgerliches Gesetzbuch) shall apply.

(6)	All words used in this Agreement will be construed to be of such gender or number as the circumstances require. The words “including” and “in particular” shall not limit the preceding words or terms.

(7)	Wherever English terms are included herein with respect to which German terms have been inserted in brackets and/or italics either immediately after the English term or elsewhere herein, the respective German terms alone rather than the English terms shall be decisive for the interpretation of such term in this Agreement.

(8)	No Party shall be entitled to assign any rights or claims under this Agreement without the prior written approval of the other Parties.

(9)	Except as explicitly provided for herein, no Party shall be entitled to any set-off (Aufrechnung) or retention (Zurückbehaltung) with respect to any rights or claims under this Agreement unless the right or claim of the Party claiming a right of set-off or retention has been acknowledged in writing by the other Party or has been confirmed by a final judicial decision (rechtskräftig festgestellt).

(10)

In the event that one or more individual provisions of this Agreement are entirely or partially invalid or unenforceable, or become so in the future, or if this Agreement contains gaps, the validity and effectiveness of the remaining provisions of this Agreement remain unaffected. In the place of the invalid, unenforceable, or missing provision(s), this Agreement shall be deemed to contain such other provision or provisions that are valid and enforceable and correspond to the provision(s) that the Parties would have agreed to, giving consideration to the economic purpose of this Agreement, had they known at the signing of this Agreement about the invalidity, unenforceability or absence of the provision(s) contained herein. Each Party undertakes to confirm the applicability of such substitute provision in the form required, which shall be at least in written form.

(11)	The Parties agree that this Agreement will be concluded by means of telecommunication (telekommunikative Übermittlung) attached as an electronic photocopy (pdf., tif., etc.) to E-mail as follows: the signatory for the Guarantor shall initial, sign and send the signed and initialed Agreement (including the Exhibits) to the Offeror, the signatory for the Offeror shall also initial, sign and send the signed and initialed Agreement (including the Exhibits) to the Offeree, the Offeree shall sign the signature page of the Agreement only, which bears the signatures of the signatories for the Guarantor and the Offeree, and send the signed signature page to the Guarantor and Offeror. This Agreement shall be considered concluded once the Guarantor and the Offeror have received (ist ihnen zugegangen) the signature page signed by the signatory of the Offeree. For the avoidance of doubt, each Party herewith confirms that the dispatch (Abgabe) and receipt (Zugang) of any declaration of will (Willenserklärung) in order to conclude this Agreement are valid on March 23, 2017 (CET) irrespective of any regular business hours at the places of dispatch and receipt.

(12)	For documentation purposes only, the Guarantor and the Offeror shall confirm receipt by E-Mail immediately upon receipt of the signature page as set out above from the Offeree.

(13)	Further, for documentation purposes only, the Offeree shall send the Agreement (including the Exhibits), which bears the initials and signatures of the signatories for the Guarantor and the Offeree, initialed and signed by it, to the Guarantor and the Offeror by means of telecommunication (telekommunikative Übermittlung) attached as an electronic photocopy (pdf., tif., etc.) to E-mail.

(14)	In addition, for documentation purposes only, the signatory for the Guarantor will initial, sign and send (by courier) nine originals of the Agreement (including the Exhibits) without undue delay to the Offeror, the signatory of which will initial, sign and send (by courier) these originals to the Offeree, the signatory of which will initial, sign and send (by courier) one original to the Guarantor and one to the Offeror. For the avoidance of doubt, the originals shall bear the date March 23, 2017 being the date of the conclusion of this Agreement.

§ 11 Governing Law and Arbitration

(1)	This Agreement and any dispute arising out of, or in connection with it (including non-contractual disputes) shall be governed by and construed in accordance with the laws of the Federal Republic of Germany excluding the United Nations Convention on Contracts for the International Sale of Goods (CISG) and without regard to the conflict-of-laws principles.

(2)	All disputes arising out of or in connection with the present Agreement (including non-contractual disputes) shall be submitted to the International Court of Arbitration of the International Chamber of Commerce and shall be finally settled under the Rules of Arbitration of the International Chamber of Commerce by three arbitrators appointed in accordance with the said Rules. The place of arbitration is Zurich, Switzerland. The language of the arbitration is English. For the avoidance of doubt, any of the Third-Party Beneficiaries shall be entitled to invoke this arbitration clause (ist berechtigt, sich auf die Schiedsklausel zu berufen) in accordance with the judicature of the Swiss Federal Supreme Court (Rechtsprechung des Schweizerischen Bundesgerichts).

[SIGNATURE PAGE FOLLOWS]

UNIWHEELS HOLDING (MALTA) LTD.

Meggen, Switzerland, 23 March 2017,              (CET)

Through:	/s/ Beata Olejnik
	Name:	Beata Olejnik
	Function:	Managing Director

SUPERIOR INDUSTRIES INTERNATIONAL GERMANY AG

Frankfurt am Main, Germany, 23 March 2017

Through:	/s/ Dr. Hartmut Krause
	Name:	Dr. Hartmut Krause
	Function:	By Power of Attorney dated 21 March 2017

SUPERIOR INDUSTRIES INTERNATIONAL INC.

Southfield MI, United States of America, 23 March 2017

Through:	/s/ Donald J. Stebbins
	Name:	Donald J. Stebbins
	Function:	Chief Executive Officer

***

EXHIBIT § 10

Defined Term	Definition or Reference
Agreement	Agreement regarding Guarantee and Indemnification Undertakings also for the Third-Party Benefit

Irrevocable	as defined in Preamble A.

Trademark Relationship	as defined in Preamble B.a.

Service Relationship	as defined in Preamble B.b.

Additional and Former Relationship	as defined in Preamble B.c.

Reorganization	as defined in Preamble C.

Waiver	as defined in § 3(4)

Unless otherwise specified in this Agreement, the defined terms used in the Agreement regarding mutual Irrevocable Undertakings shall also apply to this Agreement